NEWS RELEASE

FOR IMMEDIATE RELEASE                                  Contact: Bruce A. Beesley
                                                                President
                                                                (812) 254-2641

                                                          Date: November 6, 1998

                           HOME BUILDING BANCORP, INC.
                        ANNOUNCES DATE OF ANNUAL MEETING

     WASHINGTON, INDIANA, November 6, 1998 - Home Building Bancorp, Inc. (NASDAQ: "HBBI")announced today its annual meeting is scheduled to be held at its main office in Washington, Indiana on January 18, 1999.